November 2015 Marketing Trip NOVEMBER 10, 2015 Exhibit 99.1

Safe Harbor Statement This presentation includes forward-looking statements (statements which are not historical facts) within the meaning of the Private Securities Litigation Reform Act of 1995, including statements concerning the Company's prospects, resources, capabilities, current or future financial trends or operating results, demand for the Company‘s products, future plans for introduction of new products and the anticipated outcome of new business initiatives, es timates of market size and growth, planned capital expenditures and potential uses of our capital resources, including statements regarding potential share repurchases, acquisitions or dividend programs. Factors that could cause Nautilus, Inc.'s actual results to differ materially from these forward-looking statements include our ability to acquire inventory from sole source foreign manufacturers at acceptable costs, within timely delivery schedules and that meet our quality control standards, availability and price of media time consistent with our cost and audience profile parameters, a decline in consumer spending due to unfavorable economic conditions in one or more of our current or target markets, an adverse change in the availability of credit for our customers who finance their purchases, our ability to pass along vendor raw material price increases and increased shipping costs, our ability to effectively develop, market and sell future products, our ability to protect our intellectual property, and the introduction of competing products. Additional assumptions, risks and uncertainties are described in detail in our registration statements, reports and other filings with the Securities and Exchange Commission, including the "Risk Factors" set forth in our Annual Report on Form 10-K, as supplemented by our quarterly reports on Form 10-Q. Such filings are available on our website or at www.sec.gov. You are cautioned that such statements are not guarantees of future performance and that actual results or developments may differ materially from those set forth in the forward-looking statements. We undertake no obligation to publicly update or revise forward-looking statements to reflect subsequent events or circumstances. Unless otherwise indicated, all information regarding our operating results pertain to continuing operations. Twelve Trailing Months (TTM) data reflects results through Q3 2015. © Nautilus, Inc. 2015 2

Double-digit Revenue Growth Coupled with even Faster EBITDA Growth Who We Are • Mission is to provide innovative solutions that make fitness more attainable and motivate people to live healthier lives • We have a strong portfolio of brands, including Bowflex, the number one in the fitness industry* • Consumer insights driven innovation and new products pipeline • Multichannel growth strategy to meet consumer needs wherever they shop • Focused on profitable growth and increasing shareholder value *Based on 2012 national consumer research study 3 *Non-GAAP information, see Appendix for reconciliation to GAAP; 2010 EBITDA was ($2.5M) **TTM values reflect trailing 12 months through Sep 30, 2015 **

Strong Brands 4 Innovation Quick, Proven Results Authentic Professional Grade Quality and Value High Awareness American Heritage Strength

In-depth Consumer Research Ground Up Design Rigorous Equipment Testing Fitness Results Validation Continual Consumer Feedback Industry Leading Product Quality & Innovation 5

$68 $69 $64 $77 $93 $99 2010 2011 2012 2013 2014 TTM Rev e nue i n $ M Direct to Consumer Multichannel Growth Strategy 6 • Unique innovative products • Media penetration and conversion strategy • Outstanding customer service Retail Channel • Consumer insight driven products • Market share growth opportunity • Strong brand awareness • Highest consumer ratings

Delivering Solid Financial Performance Strong Revenue Growth… Coupled with improving profitability… 7 *Cash figures exclude debt of $5.1 million and $5.6 million in 2010 and 2011 Resulted in robust cash generation

Focused on Increasing Shareholder Value 8 Source: Factset; cumulative returns calculated through 12/31/14 *Average return for BC, BDE, CAB, COLM, DECK, DKS, ELY, JAH, JOUT, LULU, NKE, PII, UA, VFC, ZQK NLS stock consistently outperforming benchmarks Increasing shareholder value driven by superior operating results Pretax EPS** **Non-GAAP Information, see Appendix for a reconciliation to GAAP

Reported Strong Results in Q3 2015 9 Revenue EPS

Growth Drivers 10

• Current small market share provides opportunity for growth within existing market • Expand use of brand portfolio to address new price points and consumer segments • Broaden assortment of SKUs among existing customers • Continue to ramp treadmills growth post launch in late 2014 • Enter $200M shelf fitness market $3.8B 3% North America Market Size* Nautilus Market Share Five Key Growth Drivers Specialty & Light Commercial Retail Innovation International Strategic Opportunities $1.0B North America Consumer Treadmill Market* *Based on SFIA 2015 Manufacturers’ Sales by Category Report; values reflect wholesale pricing 11 Retail

AD Pro Launching Fall 2015 Five Key Growth Drivers Specialty & Light Commercial Retail Innovation International Strategic Opportunities • Large and growing market • Incremental sales opportunity with favorable pricing and margin dynamics • Brand centric – Nautilus and Schwinn have strong legacy and are widely recognized by consumers • Develop & launch key products to address this market • Pursue strategic partnerships to build market share $0.3B US Specialty and Light Commercial Market* *Based on internal analysis; values reflect wholesale pricing 12 Specialty & Light Commercial

Five Key Growth Drivers Specialty & Light Commercial Retail Innovation International Strategic Opportunities • Reinvent consumer experience with real-time coaching, tracking, and motivation • Innovating with apps and connectivity options • Partnering with leading platforms to seamlessly sync and share workout data • Continuously innovating consumer engagement to leverage changing industry dynamics HOME GOAL AWARD JOURNAL Soon to be released SelectTech 560 to re-define strength training experience 13 Innovation

Five Key Growth Drivers Specialty & Light Commercial Retail Innovation International Strategic Opportunities • Large potential opportunity outside North America to grow low current market share • Nautilus brand widely recognized worldwide • Aggressively adding best of breed distributor partners in target countries • Launched online and distributor sales in China • Introduced Max Trainer into international market in Q3 2015 Asia Pacific, $1.1B Latin America, $0.4B North America, $3.8B EMEA, $3.0B Estimated Global Retail Market Size by Region* *Compilation of industry and internal data; values reflect wholesale pricing 14 International

Five Key Growth Drivers Specialty & Light Commercial Retail Innovation International Strategic Opportunities • Company in solid position to expand  Strong balance sheet with >$70M in cash and no debt  Significant free cash flow  Leverageable infrastructure to capture synergies • Opportunities to accelerate existing strategies through acquisitions  Specialty & vertical markets  International  Retail growth via shelf fitness • Invest in intellectual property portfolio to drive new product innovation and potentially increase royalty stream • Explore opportunities in incremental adjacent categories (e.g. nutrition) 15 Strategic Opportunities

Long-term Goals 16

“The Road Map” for Profitable Growth 17  New Price Points  New Core Categories  Plus Growth Opportunities  Access to Broader Audience  Process Rigor  IP Portfolio  Brand Engagement  Margin Discipline  Leverage Infrastructure  Continuous Cost Improvements  Supply Chain Efficiency  Media Planning Our approach to profitable growth focuses on three major areas:

Targeted Operating Metrics 18 *Through September 30, 2015 Revenue Growth Operating Income Growth Operating Income % of Revenue Long-term Run Rate 10-12% Growth in excess of revenue growth 9-13% 2013 Results 12.8% 48.5% 7.2% 2014 Results 25.4% 91.8% 11.0% 2015 YTD* 26.2% 78.3% 12.2% • Long-term Run Rate reflects management assessment of Nautilus’ organic growth capability over the next 5-7 years • Annual results could fluctuate around stated Long-term Run Rate due to industry dynamics and specific product life cycles • In some years, including 2015, the Company could exceed the Long-term Run Rate range

Capital Deployment Initiatives 19 Organic Growth New Product Introductions Expanding Distribution Infrastructure Investments Acquisition Strategy Enhance or Accelerate Revenue Growth Drivers Opportunistically Expand IP Portfolio Return Capital to Shareholders $15M Share Buyback Program Announced Q4 2014 Potential for Special/Ongoing Dividend Program #1 #2 #3Priority

Key Takeaways  Leading portfolio of consumer fitness brands  Unique & innovative products and IP  Solid sales & earnings growth; significantly improved profitability  Strong financial condition  Scalable platform & infrastructure  Experienced management team that delivers on expectations 20 Plus…multiple initiatives underway to build additional platforms for growth

THANK YOU 21

Appendix 22

23 P&L Summary

24 Balance Sheet

Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) (unaudited): (1) May not add due to rounding (2) TTM values reflect results through Q3 2015 25 Reconciliation of Non-GAAP Financial Measures Pretax Income per Diluted Share from Continuing Operations (unaudited):